UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

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☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12

First Financial Bancorp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ANNUAL MEETING REMINDER

May 18, 2011
Dear Shareholder:

This note is to remind you that the Annual Meeting of Shareholders of First Financial Bancorp. (the “Company”) will be held at 201 E. Fourth Street, 20th Floor, Cincinnati, OH  45202, on Tuesday, May 24, 2011, at 10 a.m., local time, for the following purposes:

1.
To elect the following four nominees as directors with terms expiring in 2014 (Class I): David S. Barker, Claude E. Davis, Susan L. Knust and Maribeth S. Rahe and one nominee as director with term expiring in 2012 (Class II): Cynthia O. Booth.

2.	Approve amendments to the Articles of Incorporation and Regulations to provide for the annual election of directors.

3.	Approve the First Financial Bancorp Key Executive Short Term Incentive Plan.

4.	Ratify (non-binding) the appointment of Ernst & Young as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011.

5.	Advisory (non-binding) vote on executive compensation (“Say on Pay”).

6.	Advisory (non-binding) vote on the frequency of the shareholder advisory vote on executive compensation (“Say on Pay Frequency”).

7.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Important notice regarding the availability of Proxy Materials for the Annual Meeting of Shareholders:
the Proxy Statement and 2010 Annual Report are available at:  www.bankatfirst.com/Investor

The cover of our Notice to Shareholders previously mailed or provided to you on or about April 15, 2011 had a typographical error regarding the year of the shareholders of record.  The month and date (March 28) was correct.  Shareholders of record of the Company at the close of business on March 28, 2011, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.  Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the Annual Meeting.  We apologize for the error and any confusion.

Your Board of Directors unanimously recommends that you vote:

“FOR” the election of each of the Director nominees listed above;
“FOR” the proposals to amend our Articles and Regulations to provide for the annual election of directors;
“FOR” the Short Term Incentive Plan;
“FOR” ratification of Ernst & Young as our independent auditors; “FOR” the non-binding resolution regarding executive compensation; and
“FOR” the non-binding resolution to vote on  executive compensation every THREE years.

You previously received a proxy statement and a proxy card.  If you have not, please contact us at 513-979-5837.  To make it easier to vote your shares, you have the choice of voting over the Internet, by telephone or by completing and returning the enclosed proxy card.  The proxy card describes your voting options in more detail.  If you have voted already – thank you!

Regardless of how many shares you own, your vote is important!

Your shareholder meeting is on Tuesday, May 24, 2011 at 10:00 a.m.

ANNUAL MEETING OF SHAREHOLDERS
May 24, 2011
THIS PROXY IS SOLICIATED ON BEHALF OF THE BOARD OF DIRECTORS

Shannon M. Kuhl and Amy H. Parsons or either of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of First Financial Bancorp. (the “Company”) to be held at  the Company’s headquarters, 201 E. Fourth Street, 20th Floor, Cincinnati, Ohio 45202 on Tuesday, May 24, 2011 at 10:00 a.m., local time, or at any adjournment thereof.

THIS PROXY IS SOLITICTED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise.  Receipt of the accompanying Proxy Statement is hereby acknowledged.

Shares represented by this proxy will be voted by the stockholder.  If no such directions are indicated, the Proxies will have authority to vote “FOR” the election of directors; “FOR” Proposals Two, Three, Four, Five and Six; and ”3 YEARS” on Proposal Seven.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

TO VOTE: MARK BLOCKS BELOW IN BLUE OF BLACK INK AS FOLLOWS:	☒
KEEP THIS PORTION OFR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01	David S. Barker

02	Claude E. Davis.

03	Susan L. Knust

04	Maribeth S. Rahe

05	Cynthia O. Booth

For All	Withhold All	For All Except
☐	☐	☐

 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 2. through 6.

		For	Against	Abstain
2.	Approve amendment to the Articles of Incorporation to provide for the annual election of directors.	☐	☐	☐

3.	Approval of amendments to the Regulations to provide for the annual election of directors.	☐	☐	☐

4.	Approve the First Financial Bancorp Key Executive Short Term Incentive Plan.	☐	☐	☐

5.	Ratification of Ernst & Young LLP as Independent Auditors.	☐	☐	☐

6.	Advisory (non-binding) vote on executive compensation (“Say on Pay”).	☐	☐	☐
The Board of Directors recommends you vote 3 YEARS on the following proposal:
7.	Advisory (non-binding) vote on the frequency of the shareholder advisory vote on executive compensation (“Say on Pay Frequency”).	3 years ☐	2 years ☐	1 year ☐	Abstain ☐

NOTE: To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-ff date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Annual Report & Proxy Statement is/are available at www.proxyvote.com.

 Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Date	Date

Signature (PLEASE SIGN WITHIN BOX)		Signature (Joint Owners)